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                                                                   EXHIBIT 23(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-14833 on Form S-8 and Registration Statement No. 333-41278 on Form S-3 of our report dated January 17, 2002 appearing in this Annual Report on Form 10-K of Golden West Financial Corporation for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP
Oakland, California
March 28, 2002

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